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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 1997
                                                        -------------------


                             Sel-Leb Marketing, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                   1-13856                     11-3180295
    ----------------             -----------               -----------------
    (State or other              (Commission                (IRS Employer
    jurisdiction of              File Number)             Identification No.)
    incorporation)

          495 River Street, Paterson, New Jersey                 07524
          --------------------------------------               ----------
         (Address of principal executive offices)              (zip code)

       Registrant's Telephone Number, including Area Code: (973) 225-9880
                                                           --------------

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.    Changes in Registrant's Certifying Accountant.

         (a) On December 16, 1997, Sel-Leb Marketing, Inc. (the "Registrant") dismissed Goldstein Golub Kessler & Company, P.C. (the "Former Accountant") as the Registrant's independent accountants. The reports of the Former Accountant on the Registrant's financial statements for the fiscal years ended December 31, 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants. There were no disagreements with the Former Accountant for the fiscal years ended December 31, 1995 and 1996 or for the interim periods subsequent to December 31, 1996, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such years. No events of the kind set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the fiscal years ended December 31, 1995 and 1996 or during any of the interim periods subsequent to December 31, 1996.

         The Former Accountant has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

         (b) The Registrant has engaged J.H. Cohn, LLP (the "New Accountant") as its new independent accountants, effective December 17, 1997. During the fiscal years ended December 31, 1995 and 1996 and the interim periods subsequent to December 31, 1996, the Registrant did not (i) consult with the New Accountant on the application of accounting principles to a specified transaction, either completed or proposed, (ii) consult with the New Accountant on the type of audit opinion that might be rendered on the Registrant's financial statements or (iii) receive either written or oral advice from the New Accountant that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 7.    Financial Statements and Exhibits.

         (c)   Exhibits

               (16)   Letter regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SEL-LEB MARKETING, INC.

                                           (Registrant)

Dated:  December 22, 1997                  By:  /s/Jan S. Mirsky
                                               ------------------------------
                                                Jan S. Mirsky
                                                Executive Vice President-
                                                  Finance and Chief
                                                  Operating Officer









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